EXHIBIT 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was 90 days or more past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2012, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,413,008 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 20 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

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The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$1,152,455,853
Aggregate Outstanding Principal Balance – Treasury Bill	$159,303,924
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.82%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$993,151,929
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.18%
Number of Borrowers	45,155
Average Outstanding Principal Balance Per Borrower	$25,522
Number of Loans	74,564
Average Outstanding Principal Balance Per Loan – Treasury Bill	$23,064
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$14,679
Weighted Average Remaining Term to Scheduled Maturity	210 months
Weighted Average Annual Interest Rate	4.88%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	4,382	$60,190,181	5.2%
3.01% to 3.50%	12,170	151,419,322	13.1
3.51% to 4.00%	14,712	215,578,525	18.7
4.01% to 4.50%	24,072	322,149,254	28.0
4.51% to 5.00%	7,012	112,432,924	9.8
5.01% to 5.50%	1,376	28,957,995	2.5
5.51% to 6.00%	944	23,535,173	2.0
6.01% to 6.50%	892	23,074,346	2.0
6.51% to 7.00%	971	19,228,005	1.7
7.01% to 7.50%	840	18,140,758	1.6
7.51% to 8.00%	2,805	65,194,021	5.7
8.01% to 8.50%	1,856	40,545,113	3.5
Equal to or greater than 8.51%	2,532	72,010,236	6.2

Total	74,564	$1,152,455,853	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	5,939	$17,111,487	1.5%
$5,000.00-$ 9,999.99	10,285	75,018,282	6.5
$10,000.00-$14,999.99	6,080	76,480,004	6.6
$15,000.00-$19,999.99	5,268	91,179,155	7.9
$20,000.00-$24,999.99	3,526	78,787,373	6.8
$25,000.00-$29,999.99	2,436	66,728,273	5.8
$30,000.00-$34,999.99	1,975	64,038,769	5.6
$35,000.00-$39,999.99	1,614	60,425,066	5.2
$40,000.00-$44,999.99	1,213	51,435,070	4.5
$45,000.00-$49,999.99	934	44,301,658	3.8
$50,000.00-$54,999.99	804	42,168,965	3.7
$55,000.00-$59,999.99	721	41,481,648	3.6
$60,000.00-$64,999.99	525	32,743,584	2.8
$65,000.00-$69,999.99	502	33,827,041	2.9
$70,000.00-$74,999.99	410	29,683,753	2.6
$75,000.00-$79,999.99	351	27,164,487	2.4
$80,000.00-$84,999.99	286	23,583,359	2.0
$85,000.00-$89,999.99	265	23,119,709	2.0
$90,000.00-$94,999.99	224	20,704,911	1.8
$95,000.00-$99,999.99	192	18,699,631	1.6
$100,000.00 and above	1,605	233,773,629	20.3

Total	45,155	$1,152,455,853	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	69,150	$1,040,606,726	90.3%
31-60 days	2,113	37,471,779	3.3
61-90 days	1,022	22,188,503	1.9
91-120 days	560	13,036,423	1.1
121-150 days	380	9,018,833	0.8
151-180 days	226	5,599,391	0.5
181-210 days	208	4,629,090	0.4
Greater than 210 days	905	19,905,108	1.7

Total	$74,564	$1,152,455,853	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	70	$32,051	*
4 to12	309	453,977	*
13 to 24	732	1,790,087	0.2%
25 to 36	921	3,418,540	0.3
37 to 48	2,824	7,906,441	0.7
49 to 60	1,150	6,761,477	0.6
61 to 72	2,712	14,500,883	1.3
73 to 84	11,595	52,375,215	4.5
85 to 96	3,387	22,367,277	1.9
97 to 108	2,832	21,290,548	1.8
109 to 120	2,076	20,128,819	1.7
121 to 132	3,802	51,425,757	4.5
133 to 144	10,406	115,354,767	10.0
145 to 156	3,291	43,634,094	3.8
157 to 168	2,443	33,620,845	2.9
169 to 180	2,177	32,162,423	2.8
181 to 192	2,358	40,956,683	3.6
193 to 204	4,879	87,801,859	7.6
205 to 216	1,942	40,018,443	3.5
217 to 228	1,453	31,821,239	2.8
229 to 240	1,458	34,384,216	3.0
241 to 252	1,635	47,790,307	4.1
253 to 264	3,548	121,538,199	10.5
265 to 276	1,320	48,717,041	4.2
277 to 288	1,098	43,784,621	3.8
289 to 300	1,169	49,924,322	4.3
301 to 312	802	37,318,953	3.2
313 to 324	627	36,621,492	3.2
325 to 336	396	23,654,532	2.1
337 to 348	322	19,848,956	1.7
349 to 360	463	34,062,793	3.0
361 and above	367	26,988,995	2.3

Total	74,564	$1,152,455,853	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the numbers of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	5,576	$106,000,463	9.2%
Forbearance	4,364	103,927,509	9.0
Repayment
First year in repayment	1,786	55,139,889	4.8
Second year in repayment	1,486	40,374,352	3.5
Third year in repayment	2,087	54,087,796	4.7
More than 3 years in repayment	59,265	792,925,844	68.8

Total	74,564	$1,152,455,853	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 80.6 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	12.1	-	240.7
Forbearance	-	4.3	252.9
Repayment	-	-	202.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $106,000,463 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $46,394,680 or approximately 43.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	654	$10,336,255	0.9%
Alaska	100	1,339,532	0.1
Arizona	1,541	24,895,576	2.2
Arkansas	484	7,615,006	0.7
California	6,396	111,862,181	9.7
Colorado	1,257	17,239,837	1.5
Connecticut	1,212	16,514,965	1.4
Delaware	183	3,038,625	0.3
District of Columbia	302	6,034,673	0.5
Florida	3,592	69,017,185	6.0
Georgia	2,291	41,753,675	3.6
Hawaii	246	3,332,681	0.3
Idaho	239	3,892,754	0.3
Illinois	4,219	62,004,894	5.4
Indiana	2,431	31,165,438	2.7
Iowa	468	6,518,914	0.6
Kansas	1,432	19,170,565	1.7
Kentucky	621	8,519,150	0.7
Louisiana	3,017	47,790,063	4.1
Maine	218	3,605,146	0.3
Maryland	1,964	34,207,306	3.0
Massachusetts	2,834	34,173,747	3.0
Michigan	1,917	32,196,255	2.8
Minnesota	1,265	18,091,436	1.6
Mississippi	764	11,255,797	1.0
Missouri	1,729	27,652,375	2.4
Montana	118	1,476,258	0.1
Nebraska	186	2,621,655	0.2
Nevada	488	7,903,617	0.7
New Hampshire	442	5,799,382	0.5
New Jersey	2,212	36,934,687	3.2
New Mexico	221	3,745,619	0.3
New York	6,174	91,838,897	8.0
North Carolina	1,657	25,450,580	2.2
North Dakota	52	935,289	0.1
Ohio	393	7,147,692	0.6
Oklahoma	1,554	24,048,159	2.1
Oregon	956	13,395,124	1.2
Pennsylvania	3,044	43,826,443	3.8
Rhode Island	190	2,703,904	0.2
South Carolina	636	11,473,436	1.0
South Dakota	68	844,272	0.1
Tennessee	1,317	21,745,470	1.9
Texas	6,539	97,061,639	8.4
Utah	211	3,330,134	0.3
Vermont	101	1,477,588	0.1
Virginia	2,396	33,692,805	2.9
Washington	2,165	28,715,701	2.5
West Virginia	332	4,571,594	0.4
Wisconsin	1,087	16,278,691	1.4
Wyoming	74	1,051,146	0.1
Other	575	11,162,038	1.0

Total	74,564	$1,152,455,853	100.0%

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	48,992	$622,314,292	54.0%
Other Repayment Options(1)	25,572	530,141,560	46.0

Total	74,564	$1,152,455,853	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 2,997 loans with an aggregate outstanding principal balance of $97,765,574 currently in an interest-only period.  These interest-only loans represent approximately 8.5% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	36,433	$496,410,600	43.1%
Unsubsidized	38,131	$656,045,253	56.9

Total	74,564	$1,152,455,853	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	279	$5,108,375	0.4%
October 1, 1993 through June 30, 2006	74,285	1,147,347,478	99.6
July 1, 2006 and later	0	0	0.0

Total	74,564	$1,152,455,853	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	3,018	37,661,303	3.3%
College Assist	47	1,071,765	0.1
Educational Credit Management Corporation	887	13,340,120	1.2
Great Lakes Higher Education Corporation	498	12,853,679	1.1
Illinois Student Assistance Commission	3,434	45,738,400	4.0
Iowa College Student Aid Commission	226	3,095,205	0.3
Kentucky Higher Education Assistance Authority	392	5,074,767	0.4
Louisiana Office Of Student Financial Assistance	534	7,332,912	0.6
Michigan Guaranty Agency	1,106	15,479,215	1.3
Montana Guaranteed Student Loan Program	5	72,363	*
New Jersey Higher Education Student Assistance Authority	2,914	34,242,086	3.0
New York State Higher Education Services Corporation	8,734	120,763,347	10.5
Northwest Education Loan Association	5,392	70,483,291	6.1
Oklahoma Guaranteed Student Loan Program	1,684	24,485,780	2.1
Pennsylvania Higher Education Assistance Agency	6,588	89,485,533	7.8
Student Loan Guarantee Foundation of Arkansas	314	4,631,720	0.4
Tennessee Student Assistance Corporation	907	11,937,361	1.0
Texas Guaranteed Student Loan Corporation	5,230	81,462,712	7.1
United Student Aid Funds, Inc.	32,654	573,244,295	49.7

Total	74,564	1,152,455,853	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and

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the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2011, USA Funds held net assets on behalf of the federal reserve fund of approximately $289 million. Through September 30, 2011, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $73 billion.  Also, as of September 30, 2011, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $289 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	0.25%	0.33%	0.38%	0.40%	0.39%

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USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	$15,581	$17,202	$20,067	$7,705	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	40.30%	45.60%	36.19%	32.90%	32.17%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	2.13%	2.07%	1.92%	1.69%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

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NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (HESC) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (“FFELP”).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP Loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.

As a result of the March 30, 2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective July 1, 2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after June 30, 2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning July 1, 2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2011, HESC had total FFELP assets of approximately $144.6 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $21.4 billion in original principal amount of loans outstanding.

Guarantee Volume:  HESC guaranteed the following amounts for the last five federal fiscal years ending September 30 (excluding consolidation loans):

	FFELP Loan Volume
	Fiscal Year
	($ in millions)
Guarantor	2007	2008	2009	2010	2011
New York State Higher Education Services Corporation	$3,164	$3,551	$3,642	$799	$0

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Reserve Ratio:  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund balance by the original principal amount of loans outstanding. HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio
	Fiscal Year
Guarantor	2007	2008	2009	2010	2011
New York State Higher Education Services Corporation	0.29%	0.29%	0.30%	0.33%	0.28%

Recovery Rates:  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate
	Fiscal Year
Guarantor	2007	2008	2009	2010	2011
New York State Higher Education Services Corporation	26.54%	32.12%	23.64%	23.46%	26.68%

Claims Rate:  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate
	Fiscal Year
Guarantor	2007	2008	2009	2010	2011
New York State Higher Education Services Corporation	1.42%	1.60%	1.93%	1.86%	2.17%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site, www.hesc.org.

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